Exhibit 10.9

SUBSCRIPTION AGREEMENT

          This Subscription Agreement (this “Agreement”) is made as of February 23, 2009 by and between Cornerworld Corporation (the “Company”), a Nevada corporation, with offices at 12222 Merit Drive, Suite 120, Dallas, Texas 75251 and IU Investments, LLC, a Texas limited liability company (the “Subscriber”).

          WHEREAS, the Company desires to sell to the Subscriber, and the Subscriber desires to purchase from the Company, a promissory note in the principal amount of $1,900,000 (the “Note”) and (ii) 11,400,000 shares (the “Shares”, and together with the Note, the “Securities”) of common stock of the Company, par value $0.001 per share (“Common Stock”); and

          WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the provisions of the Act of 1933, as amended (the “Act”), and the rules and regulations promulgated by the U.S. Securities and Exchange Commission (the “SEC”) thereunder.

          NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Subscriber, intending to be legally bound, hereby agree as follows:

ARTICLE I

PURCHASE AND SALE OF SHARES

          1.1. Authorization of Shares. The Company has authorized the issuance of the Securities.

          1.2. Agreement to Sell and Purchase the Securities. Subject to the terms and conditions hereof, the Company agrees to issue and sell to the Subscriber and the Subscriber agrees to purchase from the Company, at the Closing (as defined below), the Securities for a purchase price (“Purchase Price”) equal to the principal amount of the Note, as set forth on the signature page hereof. This subscription is made in accordance with and subject to the terms and conditions described in this Agreement. The terms of the Notes shall be substantially as set forth in the form of Note attached hereto as Exhibit A (the “Form of Note”).

          1.3. Delivery of Securities. The Subscriber hereby authorize and direct the Company, upon the Closing, to deliver the securities comprising the Securities to be issued to Subscriber pursuant to this Agreement to the Subscriber’s address indicated on the signature page hereto.

          1.4. The Closing. The closing with respect to the transactions contemplated by Sections 1.2 and 1.3 shall take place on the date hereof (the “Closing”) at the offices of the Company.

ARTICLE II

REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBER; ACCESS
TO INFORMATION; INDEPENDENT INVESTIGATION

          The Subscriber hereby represents and warrants to and agrees with the Company as follows:

          2.1. Reliance on Exemptions. The Subscriber acknowledges that the offering and sale of the Securities (the “Offering”) has not been reviewed or recommended by the Securities and Exchange Commission (the “SEC”) or any state agency because this is intended to be a nonpublic offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “1933 Act”) and state securities laws. The Offering is being made solely to “accredited investors,” as defined in Rule 501 of Regulation D promulgated under the 1933 Act. The Subscriber understands that the Company is relying upon the truth and accuracy of, and the Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of the Subscriber to acquire the Securities.

          2.2. Investment Purpose. The Subscriber represents that the Securities are being purchased for its own account, for investment purposes only and not with a view to distribution or resale to others in contravention of the registration requirements of the 1933 Act. The Subscriber agrees that it will not sell or otherwise transfer the Securities or the securities underlying the Securities, unless they are registered under the 1933 Act or unless an exemption from such registration is available.

          2.3. Accredited Investor. The Subscriber represents and warrants that it is an “accredited investor” as such term is defined in Rule 501 of Regulation D promulgated under the 1933 Act, as indicated by its responses to the Questionnaire attached hereto as Exhibit B, and that it is able to bear the economic risk of any investment in the Securities. The Subscriber further represents and warrants that the information furnished in the Questionnaire is accurate and complete in all material respects.

          2.4. Loss of Investment; Sophisticated Investor. The Subscriber recognizes that the purchase of Securities involves a high degree of risk in that: (i) an investment in the Company is highly speculative and only investors who can afford the loss of their entire investment should consider investing in the Company and the Securities; (ii) transferability of the Securities is limited; and (iii) the Company may require substantial additional funds to operate its business and there can be no assurance that the Offering will be completed or that any other funds will be available to the Company, in addition to all of the other risks to which the Company may be subject. The Subscriber is an expert and sophisticated investor and has such knowledge and experience in financial and business matters so as to enable the Subscriber to utilize the information made available to Subscriber in connection with the Securities to evaluate the merits and risks of an investment in the Securities, and to make an informed investment decision with respect thereto. The Subscriber has consulted with its own legal and tax and other relevant experts and is not relying on the Company with respect to the tax, economic or any other considerations of an investment in the Company or in the Securities. The Subscriber recognizes that an investment in the Company involves substantial risks, including loss of the entire amount of such investment, and has taken full cognizance of and understands all of the risks related to the purchase of the Securities.

          2.5. Information. The Subscriber acknowledges careful review of this Agreement and all exhibits hereto (collectively, this “Agreement”), and hereby represents that: (i) the Subscriber has been furnished by the Company during the course of this transaction with all information regarding the Company which it has requested; and, (ii) the Subscriber has been afforded the access and the opportunity to ask questions of and receive answers from duly authorized officers of the Company concerning the Company, the terms and conditions of the Offering, and any additional information which it has requested. The Subscriber recognizes the periodic reports, proxy statements and other information which the Company has filed, or will in the future file with the SEC until the termination of the Offering upon the Closing, currently, or upon filing may be, examined without charge at the Public Reference Room of the SEC, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549 or on the Internet at http://www.sec.gov.

          2.6. No Representations. The Subscriber hereby represents that no oral or written representations or warranties of any kind have been made to the Subscriber by the Company or any agent, employee or affiliate of the Company and in entering into this transaction the Subscriber is not relying on any information other than the results of independent investigation by the Subscriber.

          2.7. Tax Consequences. The Subscriber acknowledges that the Offering may involve tax consequences and the Company is not providing any tax advice or information. The Subscriber acknowledges that it must retain its own professional advisors to evaluate the tax and other consequences of an investment in the Securities.

          2.8. Transfer or Resale. The Subscriber will not sell or otherwise transfer any of the Securities without registration under the 1933 Act or applicable state securities laws, or pursuant to an exemption therefrom. The Subscriber understands that Rule 144 promulgated under the 1933 Act sets forth certain restrictions on the ability to resell securities without having to satisfy the registration requirements under the 1933 Act. The Subscriber consents that the Company may, if it desires, permit the transfer of the Securities out of the Subscriber’s name only when the Subscriber’s request for transfer is accompanied by an opinion of counsel reasonably satisfactory to the Company that neither the sale nor the proposed transfer results in a violation of the 1933 Act or any applicable state “blue sky” laws, provided, however, that the Company will not require such an opinion for a transfer by the Subscriber of all or a portion of the Shares to IU Holdings II LP so long as (i) at the time of such transfer, IU Holdings II LP is a member of the Subscriber and (ii) such transfer would not be in violation of the 1933 Act or applicable state securities laws.

          2.9. State Securities Laws; Legends. The Subscriber agrees and acknowledges that the certificates representing the Shares will bear a legend substantially in the form presented below:

THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. THIS SECURITY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH SECURITY UNDER THE SECURITIES ACT OR AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. ANY SUCH TRANSFER MAY ALSO BE SUBJECT TO COMPLIANCE WITH APPLICABLE STATE SECURITIES LAWS.

          2.10. No Hedging Transactions. The Subscriber hereby agrees not to engage in any Hedging Transaction (as hereinafter defined) until such time as the securities comprising the Securities have been registered for resale under the 1933 Act or may otherwise be sold in the public market without an effective registration statement under the 1933 Act. “Hedging Transaction” means any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any security (other than a broad-based market basket or index) that includes, relates to or derives any significant part of its value from the Company’s common stock or any rights, warrants, options or other securities that are convertible into, or exercisable or exchangeable for, Common Stock.

          2.11. No General Solicitation. The Subscriber represents that the Subscriber was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

          2.12. Authorization; Enforcement; Validity. If the Subscriber is a corporation, partnership, trust, or other entity, the Subscriber represents and warrants that: (a) it is authorized and otherwise duly qualified to purchase and hold the Securities; and (b) that this Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the undersigned.

          2.13. No Conflicts. If the Subscriber is a corporation, partnership, trust, or other entity, Subscriber represents and warrants that the execution and delivery by the Subscriber of this Agreement will not result in any violation of, or be in conflict with, or constitute a default under, the organizational documents of such entity, any agreement or instrument to which such entity is a party or by which such entity or its respective properties are bound, or any judgment, decree, order or, to its knowledge, any statute, rule or regulation applicable to such entity.

          2.14. Address. The Subscriber hereby represents that the address of the Subscriber furnished by Subscriber at the end of this Agreement is the undersigned’s principal residence if the Subscriber is an individual or its principal business address if it is a corporation or other entity.

          2.15. Foreign Subscriber. If Subscriber is not a United States citizen, Subscriber hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Shares or any use of this Agreement, including: (a) the legal requirements within its jurisdiction for the purchase of the Securities; (b) any foreign exchange restrictions applicable to such purchase; (c) any governmental or other consents that may need to be obtained; and (d) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale or transfer of the Securities. Subscriber’s subscription and payment for, and his or her continued beneficial ownership of the Securities, will not violate any applicable securities or other laws of the Subscriber’s jurisdiction.

          2.16. Not a FINRA Member. The Subscriber acknowledges that it is not a Registered Representative of a FINRA member firm.

          2.17. Authority of Signatory. Any person executing this Agreement on behalf of Subscriber represents and warrants that he or she is duly authorized to enter into and execute this Agreement on behalf of the Subscriber.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          The Company represents and warrants to the Subscriber as follows:

          3.1. Legality. The Company has the requisite corporate power and authority to enter into this Agreement and to issue and deliver the Shares. The execution and delivery of this Agreement and the issuance and delivery of the Shares hereunder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action by the Company. This Agreement has been duly and validly executed and delivered by and on behalf of the Company and is the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors’ rights generally. Upon delivery thereof at the Closing, the Shares will be duly authorized, validly issued, fully paid and non-assessable.

          3.2. Organization. The Company is a corporation duly organized, validly existing and in good standing under the laws of Nevada and is duly qualified as a foreign corporation in all jurisdictions where the failure to be so qualified would have a materially adverse effect on its business.

          3.3. Non-Contravention. Neither the execution and delivery of this Agreement, the issuance of the Shares nor the consummation of the transactions contemplated by this Agreement conflicts with or results in a breach by the Company of any of the terms or provisions of, or constitutes a default under, the Certificate of Incorporation or by-laws of the Company, or any indenture, mortgage, deed of trust or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, or any existing applicable Federal or State law, rule, or regulation or any applicable decree, judgment or order of any court, Federal or State regulatory body, administrative agency or other domestic governmental body having jurisdiction over the Company or any of its properties or assets, except for such conflicts, breaches or defaults as would not have a material adverse effect on the Company’s business.

          3.4. Exemption from Registration. Assuming the representations and warranties of Subscriber contained in Article II hereof are true, correct and complete, the sale of the Shares to the Subscriber pursuant to this Agreement is exempt from the registration requirements of the Act.

          3.5. Registration of Shares. On or prior to the 90th day following the date hereof, the Company shall prepare and file with the SEC a Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continues basis pursuant to Rule 415 promulgated by the SEC pursuant to the 1933 Act. The Company shall use its reasonable commercial efforts to cause each Registration Statement to be declared effective as promptly as practicable after the filing thereof, and shall use, subject to Section 4.14 hereof, its commercially reasonable efforts to keep the Registration Statement continuously effective under the 1933 Act until the date that is two years after the date that the Registration Statement is declared effective by the SEC or such earlier date when all Registrable Securities covered by such Registration Statement have been sold or all such Registrable Securities may be sold without volume restrictions pursuant to Rule 144 promulgated by the SEC pursuant to the 1933 Act. For purposes of this Section 3.4, “Registrable Securities” means the Shares purchased and sold pursuant to this Agreement, excluding any Shares transferred in a transaction in which registration rights under this Agreement are not assigned in accordance with this Agreement, provided, however, that the Shares shall only be treated as Registrable Securities if and so long as they have not been sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction. “Registration Statement” means the initial registration statement required to be filed hereunder, including the prospectus, amendments and supplements to such registration statement or prospectus, including pre-and post-effective amendments, all exhibits thereto, and material incorporated by reference or deemed to be incorporated by reference in such registration statement.

ARTICLE IV

MISCELLANEOUS

          4.1. Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one (1) business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	Cornerworld Corporation
12222 Merit Drive, Suite 120
Dallas, Texas 75251

Fax No.: (972) 404-4056
Attention: Scott Beck, Chairman

          If to the Subscriber, to its address and facsimile number set forth at the end of this Agreement, or to such other address and/or facsimile number and/or to the attention of such other person as specified by written notice given to the Company five (5) days prior to the effectiveness of such change. Written confirmation of receipt (a) given by the recipient of such notice, consent, waiver or other communication, (b) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, or (c) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (a), (b) or (c) above, respectively.

          4.2. Entire Agreement; Amendment. This Agreement supersedes all other prior oral or written agreements between the Subscriber, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Subscriber make any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended or waived other than by an instrument in writing signed by the Company and the undersigned.

          4.3. Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

          4.4. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the state and federal courts sitting in the Southern District of New York, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection with or arising out of this Agreement or any transaction contemplated hereby.

          4.5. Indemnification. The Subscriber agrees to indemnify and hold harmless the Company, any agents and each of their respective officers, directors, employees, agents, attorneys, control persons and affiliates from and against all losses, liabilities, claims, damages, costs, fees, and expenses whatsoever (including, but not limited to, any and all expenses incurred in investigating, preparing or defending against any litigation commenced or threatened) based upon or arising out of any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact, or breach of the Subscriber of any covenant or agreement made by the Subscriber herein or in any other document delivered by or on behalf of Subscriber in connection with this Agreement.

          4.6. Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

          4.7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither party may assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party, except that the Subscriber may assign its rights and obligations under this Agreement to IU Holdings II LP so long as IU Holdings II LP is a member of the Subscriber.

          4.8. No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

          4.9. Survival. The representations and warranties of the Company and the Subscriber contained in Articles II and III and the agreements set forth in this Article IV shall survive for a period of one year after the Closing.

          4.10. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

          4.11. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          4.12. Legal Representation. The Subscriber acknowledges that: (a) it has read this Agreement and the exhibits hereto; (b) it has either been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of its own choice, or has chosen to forego such representation by legal counsel after being advised to seek such legal representation; and (c) it understands the terms and consequences of this Agreement and is fully aware of its legal and binding effect.

          4.13. Confidentiality. The Subscriber agrees that it shall keep confidential and not divulge, furnish or make accessible to anyone, the confidential information concerning or relating to the business or financial affairs of the Company to which it has become privy by reason of this Agreement until such information has been publicly disclosed by the Company or until such information is no longer material.

          4.14. Discontinued Disposition.

          (a) Each holder of Registrable Securities agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in subsection (b) below, such holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such holder’s receipt of the copies of the supplemented prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

          (b) The Company will notify each holder of Registrable Securities as promptly as reasonably practicable (i) when the SEC notifies the Company whether there will be a “review” of the Registration Statement and whenever the SEC comments in writing on the Registration Statement; (ii) of any request by the SEC or any other Federal or state governmental authority for amendments or supplements to the Registration Statement or prospectus or for additional information; (iii) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement covering any or all of the Registrable Securities or the initiation of any proceedings for that purpose; (iv) of the receipt by the Company of any notification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in the Registration Statement ineligible for inclusion therein or any statement made in the Registration Statement or prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in a material respect or that requires any revisions to the Registration Statement, prospectus or other documents so that, in the case of the Registration Statement or the prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make statements therein, in light of the circumstances under which they were made, not misleading.

          4.15. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

[SIGNATURE PAGE FOLLOWS]

SIGNATURE PAGE

          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

CORNERWORLD CORPORATION

By:	/s/ Scott Beck

	Name:	Scott Beck
	Title:	Chief Executive Officer

[Signatures continued on next page]

[Signature page to Subscription Agreement]

IU INVESTMENTS, LLC, by its Sole Manager

Signature:	/s/ Doug Levy

Doug Levy
Sole Manager

Address:	IU Investments, LLC
c/o Internet University, Inc.
12404 Park Central Drive, Suite 400
Dallas, TX 75251

Principal Amount of Note: $1,900,000

Number of Shares: 11,400,000

[Signature page to Subscription Agreement]

EXHIBIT A

FORM OF NOTE

EXHIBIT B

CONFIDENTIAL INVESTOR QUESTIONNAIRE

          The information contained herein is being furnished to Cornerworld Corporation (the “Company”), to determine whether the undersigned’s subscription for (i) a promissory note in the principal amount set forth on the signature page hereto (the “Note”) and (ii) the number of shares (the “Shares”, and together with the Note, the “Securities”) of common stock of the Company, par value $0.001 per share (“Common Stock”) may be accepted by the Company in compliance with the requirements of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Regulation D promulgated thereunder (“Regulation D”). The undersigned acknowledges and understands that (i) the Company will rely on the information provided by the undersigned contained herein for purposes of determining compliance with and the availability of exemptions, provided under Regulation D, from the registration requirements of the Securities Act and (ii) the issuance of such securities will not be registered under the Securities Act in reliance upon such exemptions.

          All information provided by the undersigned is furnished for the sole use of the Company for the purposes described above and will be held in confidence by the Company, except that this Confidential Investor Questionnaire or the information provided herein or both may be furnished to such other parties as the Company, or each of their respective counsel or other authorized representatives, deem necessary or desirable to establish compliance with federal or state securities laws. For further information, or if you have questions concerning the Company or the sale of the Company’s securities, please contact the Company’s Secretary at (469) 828-4277.

          In accordance with the foregoing, the undersigned makes the following representations and warranties:

PART ONE
INVESTMENT EXPERIENCE AND PURPOSE
to be completed by every prospective investor

Investment Experience. This item is presented in alternative form. Please initial, in the space provided below, the alternative that applies to you.

_____ ALTERNATIVE ONE: The undersigned has such knowledge and experience in financial and business matters so as to be capable of evaluating the relative merits and risks of an investment in the Securities; the undersigned is not using an Purchaser Representative (as defined below) in connection with such evaluation. The undersigned offers as evidence of knowledge and experience in these matters the information requested in this Confidential Investor Questionnaire.

_____ ALTERNATIVE TWO*: The undersigned will use a purchaser representative who satisfies all of the affiliation, financial experience, acknowledgment and disclosure conditions set forth under Rule 501(h) of Regulation D promulgated under the Securities Act of 1933, as amended (“Purchaser Representative”) acceptable to the Company in connection with evaluating a potential investment in the Securities. The undersigned acknowledges that the following person will be acting as Investor Representative in connection with evaluating the merits and risks of an investment in the Securities.

Name of Purchaser Representative: ___________________________

The undersigned represents and warrants that the above-named Purchaser Representative has furnished the undersigned with a purchaser representative questionnaire and that the undersigned and the above-named Purchaser Representative together have such knowledge and experience in financial and business matters that they are capable of evaluating the merits and risks of an investment in the Securities.

(*IF YOU HAVE INITIALED ALTERNATIVE TWO, THE INVESTOR QUESTIONNAIRE MUST BE ACCOMPANIED BY A COMPLETED AND SIGNED PURCHASER REPRESENTATIVE QUESTIONNAIRE.)

Purpose of Investment. Except as indicated below, any purchase of the Securities will be solely for the account of the undersigned, and not for the account of any other person or with a view to any resale, division or distribution thereof.

EXCEPTIONS (If exceptions provide details and attach additional pages if necessary):

_______________________________________________________________

_______________________________________________________________

PART TWO
GENERAL INFORMATION
to be completed by every prospective investor

Name:

_________________________________________________________________________
(exact name as it should appear in the records of the Company and any registration statement in which you are a named “selling stockholder”)

Address of record:
_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________
_________________________________________________________________________
Telephone number:	_____________________________	Fax:	___________________________________

Social Security or Taxpayer ID number:	____________________________________

Describe any preexisting business or personal relationship between the prospective investor and any director or officer of the Company:
_________________________________________________________________________
_________________________________________________________________________

PART THREE
INDIVIDUAL INVESTOR
to be completed only by prospective investors who are individuals

Select the representation provided below that applies:

_____My individual net worth, or joint net worth with my spouse, exceeds $1,000,000.

_____My individual income (without my spouse) was in excess of $200,000 in each of the two most recent years or joint income with my spouse was in excess of $300,000 in each of those years, and I reasonably expect an income reaching the same income level in the current year. For purposes of this Confidential Investor Questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to a spouse or to property owned by a spouse, increased by the following amounts (but not including any amounts attributable to a spouse or to property owned by a spouse): (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, (iv) deductions for alimony paid, (v) amounts contributed to an IRA or Keogh retirement plan, and (vi) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

Educational background of prospective investor:______________________________________

Professional licenses or registrations, including bar admissions, accounting certification, real estate brokerage licenses, and SEC or state broker-dealer registrations:

Employment, during the past five years (and the inclusive dates of each):

Employment/Occupation:
______________________________________________________________________
Nature of Responsibility:
______________________________________________________________________
From - To:
______________________________________________________________________
Employment/ Occupation:
______________________________________________________________________
Nature of Responsibility:
______________________________________________________________________
From - To:
______________________________________________________________________
Employment/ Occupation:
______________________________________________________________________
Nature of Responsibility:
______________________________________________________________________
From - To:
______________________________________________________________________
Employment/Occupation:
______________________________________________________________________
Nature of Responsibility:
______________________________________________________________________
From - To:
______________________________________________________________________

The prospective investor has previously purchased securities sold in reliance on the exemption from registration under the Securities Act provided by Regulation D:

Yes     __________________No     _____________________

Investor’s investment objectives:

________	Income	Other, please state:	________________________

________	Appreciation

Prior investments made by prospective investor which evidence prospective investors investing experience in transactions similar to this offering:

Nature of Investment:
______________________________________________________________________
Amount Invested:
______________________________________________________________________

Nature of Investment:
______________________________________________________________________
Amount Invested:
______________________________________________________________________
Nature of Investment:
______________________________________________________________________
Amount Invested:
______________________________________________________________________

PART FOUR
CORPORATE INVESTOR
To be completed by prospective investors who are corporations (and other entities)

Type of organization (partnership, corporation, etc.): ____________________

Date and State of organization: ______________________

Select the representation provided below that applies:

( ) a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act acting in either an individual or fiduciary capacity;

( ) a broker or dealer registered pursuant to Section 15 of the Exchange Act of 1934, as amended (the “Exchange Act”);

( ) a Small Business Investment Company licensed by the U. S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended;

( ) an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; or

( ) an insurance company as defined in Section 2(13) of the Securities Act;

( ) a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940, as amended;

( ) a corporation, partnership, limited liability company, Massachusetts or similar business trust, or an organization described in Section 501(c)(3) of the Internal Revenue Code, not formed for the specific purpose of acquiring the securities offered with total assets in excess of $5,000,000;

( ) any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a “sophisticated person” as such term is described in Rule 506(b)(2)(ii) of Regulation D;

( ) an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 with investment decisions made by a plan fiduciary, as defined in Section 3(21) of such act, which is a bank, an insurance company, a savings and loan association, or a registered investment advisor;

( ) an employee benefit plan with total assets in excess of $5,000,000; or

( ) an employee benefit plan that is a self-directed plan (such as a self-directed individual retirement account, Keogh or SEP plan) with investment decisions made solely by persons that are “accredited investors” as such term is defined in Rule 501(a) of Regulation D; or

( ) an entity in which all of the equity owners are “accredited investors” as such term is defined in Rule 501(a) of Regulation D. Note: prospective investor must submit an individual Investor Questionnaire for each equity owner.

List all equity owners of the entity:
______________________________	______________________________

______________________________	______________________________

______________________________	______________________________

Attach a copy of the following documents of the prospective investor’s: (a) Articles of Incorporation, Certificate of Incorporation, or other applicable formation document and (b) consent or resolutions of the prospective investor’s Board of Directors, or other applicable document, authorizing the investment by the organization in the Securities and providing the signatory hereto authority to execute on behalf of the prospective investor.

PART FIVE
REGISTRATION STATEMENT INFORMATION
to be completed by every prospective investor

Are you, or is your organization, a broker-dealer registered under Section 15 of the Exchange Act?

________     YES                    ________     NO

Are you, or is your organization, an affiliate of a broker-dealer?

_______     YES                    _______     NO

          If the answer is yes, please explain the nature of any such relationship:

Have you had any position, office or other material relationship, or has your organization has any material relationship, within the past three years with the Company or any of its affiliates?

_________     YES                    _______     NO

          If the answer is yes, please explain the nature of any such relationship:

Please describe all other securities of the Company that you beneficially own or that your organization beneficially owns.

Have you made or are you aware of any arrangements relating to the distribution of any shares of the Company’s common stock under any registration statement?

________     YES                    ________     NO

          If the answer is yes, please describe the nature and amount of such arrangements:

If investing as an entity, please list all natural persons with the power to vote or dispose of the Securities being purchased

PART SIX
REPRESENTATIONS AND WARRANTIES
to be completed by every prospective investor

The undersigned understands and acknowledges that the Company will be relying on the accuracy and completeness of the information provided by the prospective investor in this Confidential Investor Questionnaire and the undersigned represents and warrants to the Company as follows:

The information is complete and correct and may be relied upon by the Company in determining whether the offer and sale of Securities in this offering in which the undersigned proposes to participate is exempt from the registration requirements of the Securities Act;

The undersigned will notify the Company immediately of any material change in any information provided by the prospective investor in this Confidential Investor Questionnaire occurring prior to the completion of the Offering; and

The undersigned has adequate means of providing for the undersigned’s current needs and personal contingencies, has no need for liquidity in its investment in the Securities, and is able to bear the economic risk of an investment the undersigned in the Securities of the size contemplated by the prospective investor. In making this statement, the undersigned represents that at the present time has sufficient means to provide for its needs in the event of a complete loss of such investment.

          IN WITNESS WHEREOF, the undersigned prospective investor has executed this Confidential Investor Questionnaire this __ day of ___________, 2009.

INDIVIDUALS:	ENTITIES:

Print Name	Print Name of Entity

Signature	Print Name of Authorized Signatory

Signature of Authorized Signatory

Signature (if Joint Tenants or Tenants in Common)	Capacity in which Authorized Signatory has Signed on Behalf of Entity